As filed with the Securities and Exchange Commission on December 27, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Name and address of agent for service)

Registrant’s telephone number, including area code (626) 304-9222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2018

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH  (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2018, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +4.70%, +9.48%, and +8.90%, respectively. The unmanaged S&P 500 Index produced a total return of +7.35% during the period. Favorable sector allocation broadly helped results relative to the S&P 500, while stock selection had a more mixed impact across the funds.

The fiscal year featured a robust United States economy. The American consumer remained upbeat given healthy gains in employment, real disposable personal income, and household net worth. Consumer confidence measures, in turn, climbed to historically elevated levels. On the corporate side, tax reform in late 2017 catalyzed the highest earnings growth since the immediate aftermath of the global financial crisis, and a broad deregulatory agenda helped usher business sentiment to decade-high levels. Various gauges of business activity registered consistent expansion throughout the year, and forward-looking economic indicators remained encouraging.

However, the growth momentum visible in the U.S. economy translated only partially, and haltingly, into equity strength, as positive full-year returns masked intra-year whipsaws in market sentiment. The S&P 500 Index ascended rapidly through late January on tax reform enthusiasm and consequent upgrades to forward earnings. Market volatility then resurfaced in early 2018, hastening a 10% market decline, as combative trade rhetoric and the regulatory scrutiny of key technology companies escalated. During the summer months, the market again scaled to record highs, bolstered by potential trade resolutions and the undeniable fitness of the underlying economy. But the year ended with October’s precipitous 7% market descent, as rising interest rates and deteriorating U.S.-China relations elicited fears of an impending downturn.

October was an especially weak month for the funds. As mentioned, the market swoon itself was dramatic and represented the S&P 500 Index’s worst monthly performance in more than seven years. Within that context, the Growth and Aggressive Growth Funds experienced their worst month of relative performance since inception, while the Stock Fund also underperformed. This perfect storm of coincident absolute and relative weakness was clearly a substantial disappointment.

The Growth and Aggressive Growth Funds nonetheless registered respectable full-year performance overall. October’s underperformance was severe due to significant weakness in our sizeable biotech portfolios, but this only partially reversed strength earlier in the fiscal year. And on a long-term basis, these funds’ biotech portfolios were meaningful net contributors to fund outperformance. The performance of our relatively concentrated and unconventional portfolios, assembled via bottom-up research without regard for benchmark composition, will continue to deviate from index performance.

Each of the PRIMECAP Odyssey Funds continues to be overweight in the health care, information technology, consumer discretionary, and industrials sectors, and underweight in the financials, communication services, energy, consumer staples, materials, utilities, and real estate sectors.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

For the fiscal year ended October 31, 2018, the Stock Fund’s total return of +4.70% trailed the S&P 500’s total return of +7.35%. Relative to the S&P 500, modestly favorable sector allocation was more than offset by unfavorable stock selection.

Only three sectors outperformed the S&P 500 during the year, and the fund was overweight each of them: information technology, consumer discretionary, and health care. The fund also benefited from its underweight position in several underperforming sectors, particularly laggard materials. But these modest tailwinds were partially offset by a large industrials overweight (20% of average assets versus 10% for the index), as the sector struggled into year-end in part due to U.S.-China geopolitical concerns.

Relative to its Odyssey Fund peers, the Stock Fund has notably larger industrials (20% of average assets) and financials (13% of average assets) ownership, while its health care overweight position (17% of average assets) is less pronounced than in the Growth and Aggressive Growth Funds.

Stock selection was unfavorable overall. Consumer discretionary and information technology were the areas of greatest relative weakness, as the fund owned neither Amazon (+45%) nor Apple (+31%). Elsewhere in consumer discretionary, Ross (+57%) and Sony (+25%) both helped relative results, but most fund positions underperformed, including Whirlpool (-31%) and Carnival (-13%). Information technology selection benefited from top 10 holding NetApp’s strong performance (+80%), but it was not enough to offset detractors Flex (-56%) and Micro Focus (-54%).

Selection was more favorable elsewhere in the portfolio. The fund’s two largest holdings, JPMorgan Chase (+11%) and Eli Lilly (+36%), helped relative results in financials and health care, respectively. Within industrials, avoiding General Electric (-48%) benefited results, while the performance of the fund’s large airlines ownership was mixed and detracted overall.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The top 10 holdings, which collectively represented 28.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/18	Ending % of Total Portfolio*
JPMorgan Chase & Co.	3.7
Eli Lilly & Co.	3.4
NetApp, Inc.	3.2
AstraZeneca Plc	3.1
United Continental Holdings, Inc.	2.7
Hewlett Packard Enterprise Company	2.6
HP Inc.	2.5
Southwest Airlines Co.	2.4
Sony Corporation	2.3
Wells Fargo & Company	2.3
Total % of Portfolio	28.2

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

PRIMECAP Odyssey Growth Fund

For the fiscal year ended October 31, 2018, the Growth Fund returned +9.48%, ahead of the S&P 500’s +7.35% total return but behind the Russell 1000 Growth Index’s total return of +10.71%. Both sector allocation and stock selection added to outperformance relative to the S&P 500.

The Growth Fund’s health care portfolio was the primary driver of relative results, boosted by both the fund’s significant overweight position (32% of average assets versus 14% for the index) and the fund’s sector-level outperformance (+19% versus +11% for the index). ABIOMED (+77%) and Nektar Therapeutics (+61%) were the standout performers, while Insulet (+50%) and Eli Lilly (+36%) also added to results. Alkermes (-16%) and Seattle Genetics (-8%) provided a partial offset.

Sector allocation was favorable more broadly, despite a modest drag from the fund’s industrials overweight position (13% of average assets). Overweight positions in information technology and consumer discretionary and underweight positions in all other sectors each provided a modest boost to overall relative results.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Stock selection was mixed outside of health care’s strong performance. Similar to the Stock Fund, the Growth Fund lacked exposure to large-cap outperformers Amazon (+45%) and Apple (+31%), driving unfavorable selection results in consumer discretionary and information technology, respectively. Both sectors featured some notable successes, including NetApp (+80%), Splunk (+48%), and Adobe (+40%) in information technology and iRobot (+31%) in consumer discretionary. But broad underperformance elsewhere in these sectors more than offset the gains.

The top 10 holdings, which collectively represented 26.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/18	Ending % of Total Portfolio*
ABIOMED, Inc.	4.4
United Continental Holdings Inc.	3.3
Eli Lilly & Co.	2.9
Seattle Genetics, Inc.	2.6
Alkermes Plc	2.4
Adobe Systems, Inc.	2.3
NetApp, Inc.	2.2
Alphabet, Inc. (Class A & C)	2.1
Nektar Therapeutics	2.0
American Airlines Group, Inc.	2.0
Total % of Portfolio	26.2

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

PRIMECAP Odyssey Aggressive Growth Fund

For the fiscal year ended October 31, 2018, the Aggressive Growth Fund’s total return of +8.90% exceeded both the S&P 500’s total return of +7.35% and the Russell Midcap Growth Index’s total return of +6.14%. Both sector allocation and stock selection added to outperformance relative to the S&P 500.

Similar to the Growth Fund, the Aggressive Growth Fund’s relative performance benefited primarily from its health care overweight position (34% of average assets) and health care portfolio performance (+24%). Positive stock selection was the dominant factor with several significant outperformers, even after large declines in our biotech holdings near year-end. ABIOMED (+77%), ABAXIS (+73%), Xencor (+65%), Nektar Therapeutics (+61%), and Insulet (+50%) all provided a material boost to relative results. These outsized moves were partially offset by several

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

underperforming positions, such as Epizyme (-52%), Spectrum Pharmaceuticals (-39%), Alkermes (-16%), and Seattle Genetics (-8%).

Favorable sector allocation elsewhere in the portfolio mirrored that of the other two Odyssey funds. The fund’s modest industrials overweight position (12% of average assets) provided a small headwind, but all other sector positions proved favorable, particularly overweight positions in information technology and consumer discretionary and underweight positions in financials and materials.

Excluding health care, overall stock selection detracted from results. Information technology and communications services were the two biggest headwinds at the sector level. Within information technology, our positions in Flex (-56%) and Ellie Mae (-26%), coupled with no exposure to heavyweights Apple (+31%) and Microsoft (+31%), negatively impacted results.

Communication services is a newly-created sector that combines the legacy telecommunication sector with certain technology (e.g., Alphabet and Facebook) and media (e.g., Netflix) companies. The sector represents roughly 10% of the S&P 500, though the Odyssey Funds are each underweight the sector, including the Aggressive Growth Fund (7% of average assets). Within the sector, our positions in comScore (-47%) and Lions Gate Entertainment (-34%) underperformed.

The top 10 holdings, which collectively represented 29.9% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/18	Ending % of Total Portfolio*
Nektar Therapeutics	4.4
ABIOMED, Inc.	4.2
Sony Corporation	3.9
United Continental Holdings, Inc.	3.0
American Airlines Group Inc.	2.8
Alkermes Plc	2.5
Micron Technology, Inc.	2.5
Seattle Genetics, Inc.	2.3
Delta Air Lines, Inc.	2.2
BlackBerry Limited	2.1
Total % of Portfolio	29.9

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Outlook

As we look beyond the reporting period, we remain cautiously optimistic. This calendar year’s above-trend GDP growth and exceptional corporate earnings growth will likely slow next year, but solid growth on both fronts should endure. Following the October sell-off, the S&P 500’s forward P/E valuation (15.5x) dropped below its 25-year historical average (16.1x), while financial conditions remain fairly accommodative despite rising Treasury yields and a strengthening U.S. Dollar. The market’s valuation is thus overall reasonable in our view. Our largest sector positions are in health care, information technology, industrials, and consumer discretionary, where we assess our holdings to enjoy a combination of strong secular growth, improved industry dynamics, and sensible valuations.

As the fiscal year progressed, domestic strength increasingly stood in contrast to signs of emerging weakness abroad, particularly in China, where deteriorating U.S.-China trade relations contributed to a slumping equity market and beleaguered yuan. October’s abrupt decline in the U.S. equity markets signaled, among other things, that this asynchronous performance was perhaps unsustainable. International ailments eventually infect even the healthiest economies.

Broader protectionism risks have fortunately diminished somewhat with preliminary trade agreements announced by the Trump administration. But China, the original and largest target of trade ire, is now receiving full attention. We are still hopeful that trade-inspired economic and geopolitical risks will continue to subside, even as we acknowledge few signs of progress in this specific dispute. We invest in many companies and industries, such as semiconductors and airlines, that maintain a cyclical bent. These companies rely heavily on international commerce and global growth more broadly, and some are especially dependent on constructive U.S.-China relations.

Two of our largest sector positions, health care and information technology, have been consistent sources of outperformance for the funds. Health care, particularly several biotech holdings in the Growth and Aggressive Growth Funds, led this fiscal year’s performance, the continuation of a multi-year record. And while stock selection in information technology was a headwind this fiscal year, our substantial holdings in that sector have contributed meaningfully to long-term outperformance as well. Such trends tend not to persist indefinitely, and October was a forceful example of how quickly trends can reverse. If fundamentals or sentiment were to shift more lastingly, we recognize the potential for additional performance reversion. That said, we continue to expect demand for health care and technology – and life-enhancing innovation more generally – to outpace demand for goods and services more broadly. And, importantly, our ownership is in individual companies, not sectors. As our assessments of company-level opportunities evolve, we resize positions accordingly.

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices imply. This approach to stock selection, which drives portfolio composition and therefore sector allocation, often results in portfolios that bear little resemblance to market indices, creating the possibility for lengthy

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

periods of relative outperformance or underperformance. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

Sincerely,

PRIMECAP Management Company

November 9, 2018

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Price-to-earnings ratio is calculated by dividing the current share price of a stock by its earnings per share.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from October 31, 2008 to October 31, 2018, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2008 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2018
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Stock Fund	4.70%	11.58%	13.98%	10.05%
S&P 500*	7.35%	11.34%	13.24%	8.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from October 31, 2008 to October 31, 2018, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2008 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2018
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Growth Fund	9.48%	13.32%	15.90%	11.31%
S&P 500*	7.35%	11.34%	13.24%	8.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from October 31, 2008 to October 31, 2018, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2008 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2018
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Aggressive Growth Fund	8.90%	14.03%	19.95%	13.59%
S&P 500*	7.35%	11.34%	13.24%	8.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Communication Services	2.8%
Consumer Discretionary	12.1%
Consumer Staples	0.5%
Energy	0.8%
Financials	13.7%
Health Care	18.9%
Industrials	20.6%
Information Technology	26.4%
Materials	0.8%
Utilities	0.2%
Closed-End Funds (Information Technology)	1.3%
Short-Term Investments, net of Other Liabilities	1.9%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Communication Services	3.0%
Consumer Discretionary	12.4%
Consumer Staples	0.1%
Energy	1.5%
Financials	7.9%
Health Care	29.8%
Industrials	14.8%
Information Technology	25.5%
Materials	0.3%
Closed-End Funds (Information Technology)	0.3%
Short-Term Investments and Other Assets	4.4%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2018. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Communication Services	6.5%
Consumer Discretionary	15.0%
Consumer Staples	0.1%
Energy	0.7%
Financials	4.3%
Health Care	30.6%
Industrials	13.9%
Information Technology	23.4%
Materials	0.1%
Preferred Stocks (Financials)	0.6%
Closed-End Funds (Information Technology)	0.1%
Short-Term Investments and Other Assets	4.7%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2018. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2018

Shares		Value
COMMON STOCKS – 96.8%
Communication Services – 2.8%
1,040,000	Activision Blizzard, Inc.	$71,812,000
35,000	Alphabet, Inc. – Class A (a)	38,170,300
35,000	Alphabet, Inc. – Class C (a)	37,686,950
389,628	CBS Corp. – Class B	22,345,166
448,000	Comcast Corp. – Class A	17,086,720
708,909	Entercom Communications Corp. – Class A	4,600,819
1,227,600	Tribune Media Co. – Class A	46,661,076
1,371,600	Tribune Publishing Co. (a)	20,697,444
200,000	Walt Disney Co. (The)	22,966,000

		282,026,475

Consumer Discretionary – 12.1%
13,000	Adient PLC	395,460
4,100,000	Ascena Retail Group, Inc. (a)	15,785,000
1,360,200	CarMax, Inc. (a)	92,371,182
2,903,600	Carnival Corp.	162,717,744
3,629,000	eBay, Inc. (a)	105,349,870
1,413,700	L Brands, Inc.	45,832,154
8,208,900	Mattel, Inc. (a)	111,476,862
10,000	McDonald’s Corp.	1,769,000
1,100,000	MGM Resorts International	29,348,000
20,000	Michael Kors Holdings Ltd. (a)	1,108,200
1,200,000	Newell Brands, Inc.	19,056,000
270,000	Restaurant Brands International, Inc.	14,787,900
1,245,000	Ross Stores, Inc.	123,255,000
380,000	Royal Caribbean Cruises Ltd.	39,797,400
4,429,052	Sony Corp. – ADR	239,744,585
420,000	Tempur Sealy International, Inc. (a)	19,408,200
160,000	TJX Cos., Inc. (The)	17,580,800
315,000	V.F. Corp.	26,107,200
1,539,339	Whirlpool Corp.	168,957,849

		1,234,848,406

Consumer Staples – 0.5%
300,000	Altria Group, Inc.	19,512,000
150,000	Philip Morris International, Inc.	13,210,500
378,000	Tyson Foods, Inc. – Class A	22,649,760

		55,372,260

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2018 – continued

Shares		Value
Energy – 0.8%
20,000	EOG Resources, Inc.	$2,106,800
170,000	Hess Corp.	9,758,000
45,000	National Oilwell Varco, Inc.	1,656,000
118,000	Pioneer Natural Resources Co.	17,377,860
1,075,000	Range Resources Corp.	17,038,750
100,000	Schlumberger Ltd.	5,131,000
2,100,000	Southwestern Energy Co. (a)	11,214,000
1,340,900	Transocean Ltd. (a)	14,763,309

		79,045,719

Financials – 13.7%
3,223,300	Bank of America Corp.	88,640,750
2,446,200	Charles Schwab Corp. (The)	113,112,288
1,950,000	Citigroup, Inc.	127,647,000
387,963	CME Group, Inc.	71,090,340
3,290,000	Discover Financial Services	229,214,300
3,418,400	JPMorgan Chase & Co.	372,673,968
384,950	Marsh & McLennan Cos., Inc.	32,624,512
281,600	Mercury General Corp.	16,701,696
955,800	Northern Trust Corp.	89,912,106
253,000	Progressive Corp. (The)	17,634,100
4,320,808	Wells Fargo & Co.	229,996,610

		1,389,247,670

Health Care – 18.9%
1,354,400	Abbott Laboratories	93,372,336
1,362,000	Agilent Technologies, Inc.	88,243,980
904,000	Amgen, Inc.	174,282,160
8,258,100	AstraZeneca PLC – ADR	320,249,118
329,400	Biogen, Inc. (a)	100,226,538
677,900	Boston Scientific Corp. (a)	24,499,306
2,570,000	Bristol-Myers Squibb Co.	129,887,800
481,300	CVS Health Corp.	34,841,307
69,900	Elanco Animal Health, Inc. (a)	2,130,552
3,180,000	Eli Lilly & Co.	344,839,200
266,735	GlaxoSmithKline PLC – ADR	10,418,669
11,600	Johnson & Johnson	1,623,884
326,610	Medtronic PLC	29,336,110
1,100,000	Merck & Co., Inc.	80,971,000
1,373,650	Novartis AG – ADR	120,139,429
1,077,391	PerkinElmer, Inc.	93,172,774

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2018 – continued

Shares		Value
Health Care (continued)
270,216	Roche Holding AG – CHF	$65,759,759
344,000	Sanofi – ADR	15,383,680
1,568,500	Siemens Healthineers AG – EUR (a) (b)	65,004,038
437,000	Thermo Fisher Scientific, Inc.	102,105,050
210,000	Zimmer Biomet Holdings, Inc.	23,853,900

		1,920,340,590

Industrials – 20.6%
3,726,300	AECOM (a)	108,584,382
1,553,500	Airbus Group SE – EUR	171,926,837
95,200	Alaska Air Group, Inc.	5,847,184
6,010,700	American Airlines Group, Inc.	210,855,356
45,000	Boeing Co. (The)	15,968,700
1,150,000	Caterpillar, Inc.	139,518,000
160,000	CSX Corp.	11,017,600
269,000	Curtiss-Wright Corp.	29,444,740
996,319	Deere & Co.	134,941,445
1,635,000	Delta Air Lines, Inc.	89,483,550
946,900	FedEx Corp.	208,639,946
23,000	General Dynamics Corp.	3,969,340
103,950	Honeywell International, Inc.	15,054,039
823,400	Jacobs Engineering Group, Inc.	61,829,106
180,000	Maxar Technologies Ltd.	2,683,800
275,000	Norfolk Southern Corp.	46,153,250
140,000	nVent Electric PLC	3,418,800
140,000	Pentair PLC	5,621,000
17,325	Resideo Technologies, Inc. (a)	364,691
581,500	Ritchie Bros. Auctioneers, Inc.	19,544,215
30,000	Rockwell Automation, Inc.	4,941,900
50,000	Rockwell Collins, Inc.	6,401,000
125,000	Safran S.A. – EUR	16,147,255
1,826,891	Siemens AG – EUR	210,480,754
4,963,400	Southwest Airlines Co.	243,702,940
57,000	Union Pacific Corp.	8,334,540
3,186,900	United Continental Holdings, Inc. (a)	272,511,819
361,300	United Parcel Service, Inc. – Class B	38,492,902
56,000	United Technologies Corp.	6,955,760

		2,092,834,851

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2018 – continued

Shares		Value
Information Technology – 26.4%
499,600	Adobe Systems, Inc. (a)	$122,781,696
733,800	Analog Devices, Inc.	61,426,398
1,710,000	Applied Materials, Inc.	56,224,800
3,052,700	Cisco Systems, Inc.	139,661,025
750,000	Corning, Inc.	23,962,500
188,554	Dell Technologies Inc. – Class V (a)	17,043,396
675,000	Diebold Nixdorf, Inc.	2,632,500
547,626	DXC Technology Co.	39,883,602
10,984,199	Flex Ltd. (a)	86,335,804
17,607,900	Hewlett Packard Enterprise Co.	268,520,475
10,409,800	HP, Inc.	251,292,572
2,610,000	Intel Corp.	122,356,800
1,674,000	Keysight Technologies, Inc. (a)	95,551,920
1,229,500	KLA-Tencor Corp.	112,548,430
19,432,800	L.M. Ericsson Telephone Co. – ADR	168,288,048
4,364,023	Micro Focus International PLC – ADR	66,944,113
1,943,100	Microsoft Corp.	207,542,511
4,100,300	NetApp, Inc.	321,832,547
261,750	NVIDIA Corp.	55,184,753
675,000	Oracle Corp.	32,967,000
1,470,000	PayPal Holdings, Inc. (a)	123,759,300
370,051	Perspecta, Inc.	9,062,549
1,737,105	QUALCOMM, Inc.	109,246,533
685,000	Teradyne, Inc.	23,598,250
1,563,800	Texas Instruments, Inc.	145,167,554
136,800	Visa, Inc. – Class A	18,857,880

		2,682,672,956

Materials – 0.8%
226,600	Albemarle Corp.	22,483,252
1,046,000	DowDuPont, Inc.	56,400,320

		78,883,572

Utilities – 0.2%
372,379	Public Service Enterprise Group, Inc.	19,896,210

TOTAL COMMON STOCKS (Cost $7,133,230,767)		$9,835,168,709

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2018 – continued

Shares		Value
CLOSED-END FUNDS – 1.3%
Information Technology – 1.3%
2,190,000	Altaba, Inc. (a)	$131,619,000

TOTAL CLOSED-END FUNDS (Cost $84,648,585)		131,619,000

SHORT-TERM INVESTMENTS – 2.0%
197,865,456	Dreyfus Treasury Securities Cash Management Fund – 2.02% (c)	$197,865,456

TOTAL SHORT-TERM INVESTMENTS (Cost $197,865,456)		197,865,456

TOTAL INVESTMENTS IN SECURITIES (Cost $7,415,744,808) – 100.1%		10,164,653,165
Liabilities in Excess of Other Assets – (0.1)%		(7,582,327)

TOTAL NET ASSETS – 100.0%		$10,157,070,838

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
(a)	Non-Income Producing
(b)	A portion of the shares held are restricted.
(c)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2018

Shares		Value
COMMON STOCKS – 95.3%
Communication Services – 3.0%
141,067	Alphabet, Inc. – Class A (a)	$153,844,849
115,530	Alphabet, Inc. – Class C (a)	124,399,238
285,000	CBS Corp. – Class B	16,344,750
1,670,000	comScore, Inc. (a)	26,636,500
225,000	Electronic Arts, Inc. (a)	20,470,500
725,000	Entercom Communications Corp. – Class A	4,705,250
2,195,200	IMAX Corp. (a)	42,499,072

		388,900,159

Consumer Discretionary – 12.4%
1,643,000	Alibaba Group Holding Ltd. – ADR (a)	233,766,040
2,145,000	Ascena Retail Group, Inc. (a)	8,258,250
2,026,100	CarMax, Inc. (a)	137,592,451
2,710,146	Carnival Corp.	151,876,582
299,000	eBay, Inc. (a)	8,679,970
379,500	Gildan Activewear, Inc.	11,350,845
125,000	Hilton Worldwide Holdings, Inc.	8,896,250
2,775,400	iRobot Corp. (a) (b)	244,707,018
2,099,598	L Brands, Inc.	68,068,967
100,000	Las Vegas Sands Corp.	5,103,000
80,000	Marriott International, Inc. – Class A	9,351,200
5,635,200	Mattel, Inc. (a)	76,526,016
1,650,000	MGM Resorts International	44,022,000
297,000	Michael Kors Holdings Ltd. (a)	16,456,770
1,850,000	Norwegian Cruise Line Holdings Ltd. (a)	81,529,500
85,000	Ross Stores, Inc.	8,415,000
1,702,271	Royal Caribbean Cruises Ltd.	178,278,842
1,523,027	Shutterfly, Inc. (a)	76,151,350
4,090,000	Sony Corp. – ADR	221,391,700
59,000	Tesla, Inc. (a)	19,901,880
126,000	TJX Cos., Inc. (The)	13,844,880
40,000	Ulta Beauty, Inc. (a)	10,980,800

		1,635,149,311

Consumer Staples – 0.1%
200,000	Altria Group, Inc.	13,008,000

Energy – 1.5%
650,000	Cabot Oil & Gas Corp.	15,749,500
15,000	EOG Resources, Inc.	1,580,100
712,821	Hess Corp.	40,915,926

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2018 – continued

Shares		Value
Energy (continued)
300,000	Pioneer Natural Resources Co.	$44,181,000
50,000	Schlumberger Ltd.	2,565,500
3,000,000	Southwestern Energy Co. (a)	16,020,000
6,556,704	Transocean Ltd. (a)	72,189,311

		193,201,337

Financials – 7.9%
100,000	Bank of America Corp.	2,750,000
380,000	Cboe Global Markets, Inc.	42,883,000
2,326,223	Charles Schwab Corp. (The)	107,564,552
1,040,000	Citigroup, Inc.	68,078,400
115,000	CME Group, Inc.	21,072,600
1,290,000	Discover Financial Services	89,874,300
5,080,000	E*TRADE Financial Corp.	251,053,600
1,535,000	JPMorgan Chase & Co.	167,345,700
390,350	Marsh & McLennan Cos., Inc.	33,082,162
15,000	Moody’s Corp.	2,182,200
486,900	Northern Trust Corp.	45,802,683
163,000	Progressive Corp. (The)	11,361,100
3,758,500	Wells Fargo & Co.	200,064,955

		1,043,115,252

Health Care – 29.8%
852,018	Abbott Laboratories	58,738,121
1,706,100	ABIOMED, Inc. (a)	582,121,320
2,785,000	Accuray, Inc. (a)	12,504,650
411,300	Agilent Technologies, Inc.	26,648,127
7,644,747	Alkermes PLC (a)	312,135,020
1,304,900	Amgen, Inc.	251,571,671
590,000	Arena Pharmaceuticals, Inc. (a)	21,039,400
3,240,700	AstraZeneca PLC – ADR	125,674,346
429,000	BeiGene Ltd. – ADR (a)	54,028,260
2,409,800	BeiGene Ltd. – HKD (a)	20,896,129
538,900	Biogen, Inc. (a)	163,971,103
1,730,296	BioMarin Pharmaceutical, Inc. (a)	159,481,382
1,459,800	Boston Scientific Corp. (a)	52,757,172
2,864,000	Bristol-Myers Squibb Co.	144,746,560
175,700	CVS Health Corp.	12,718,923
995,300	Elanco Animal Health, Inc. (a)	30,336,744
3,487,233	Eli Lilly & Co.	378,155,547
3,341,243	Epizyme, Inc. (a)	26,897,006

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2018 – continued

Shares		Value
Health Care (continued)
289,300	Illumina, Inc. (a)	$90,015,695
2,400,000	ImmunoGen, Inc. (a)	13,032,000
2,614,521	Insulet Corp. (a)	230,626,897
350,900	Medtronic PLC	31,517,838
400,000	Merck & Co., Inc.	29,444,000
818,000	Momenta Pharmaceuticals, Inc. (a)	10,233,180
6,884,656	Nektar Therapeutics (a)	266,298,494
1,120,636	Novartis AG – ADR	98,010,825
200,000	NuVasive, Inc. (a)	11,234,000
600,000	OraSure Technologies, Inc. (a)	8,340,000
411,000	PerkinElmer, Inc.	35,543,280
2,948,961	QIAGEN N.V. (a)	107,047,284
309,032	Roche Holding AG – CHF	75,206,020
6,133,066	Seattle Genetics, Inc. (a)	344,248,995
202,200	Siemens Healthineers AG – EUR (a) (c)	8,379,864
318,400	Thermo Fisher Scientific, Inc.	74,394,160
48,500	Waters Corp. (a)	9,199,965
1,144,100	Xencor, Inc. (a)	37,434,952
80,000	Zimmer Biomet Holdings, Inc.	9,087,200

		3,923,716,130

Industrials – 14.8%
5,259,222	AECOM (a)	153,253,729
737,700	Airbus Group SE – EUR	81,641,730
7,438,601	American Airlines Group, Inc.	260,946,123
400,000	Avis Budget Group, Inc. (a)	11,248,000
465,000	Caterpillar, Inc.	56,413,800
145,000	CIRCOR International, Inc. (a)	4,713,950
306,000	Curtiss-Wright Corp.	33,494,760
2,150,000	Delta Air Lines, Inc.	117,669,500
200,000	FedEx Corp.	44,068,000
211,000	General Dynamics Corp.	36,414,380
175,500	IDEX Corp.	22,256,910
1,446,794	Jacobs Engineering Group, Inc.	108,639,761
3,827,550	JetBlue Airways Corp. (a)	64,034,912
352,200	Ritchie Bros. Auctioneers, Inc.	11,837,442
1,856,145	Siemens AG – EUR	213,851,181
4,935,800	Southwest Airlines Co.	242,347,780
664,000	Textron, Inc.	35,610,320
5,079,200	United Continental Holdings, Inc. (a)	434,322,392

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2018 – continued

Shares		Value
Industrials (continued)
86,000	United Parcel Service, Inc. – Class B	$9,162,440

		1,941,927,110

Information Technology – 25.5%
1,227,353	Adobe Systems, Inc. (a)	301,634,273
644,400	Altair Engineering, Inc. – Class A (a)	24,577,416
442,600	Analog Devices, Inc.	37,050,046
371,700	Applied Materials, Inc.	12,221,496
213,600	ASML Holding N.V. – ADR	36,816,096
16,953,750	BlackBerry Ltd. (a)	156,822,187
2,016,100	Cisco Systems, Inc.	92,236,575
1,850,100	Cree, Inc. (a)	71,820,882
426,939	Dell Technologies Inc. – Class V (a)	38,591,016
310,893	DXC Technology Co.	22,642,337
658,595	Ellie Mae, Inc. (a)	43,651,677
13,021,629	Flex Ltd. (a)	102,350,004
524,718	FormFactor, Inc. (a)	6,422,548
9,189,700	Hewlett Packard Enterprise Co.	140,142,925
3,669,700	HP, Inc.	88,586,558
1,735,000	Intel Corp.	81,336,800
100,000	Intuit, Inc.	21,100,000
965,501	Jabil Circuit, Inc.	23,876,840
547,150	Keysight Technologies, Inc. (a)	31,231,322
698,300	KLA-Tencor Corp.	63,922,382
8,154,600	L.M. Ericsson Telephone Co. – ADR	70,618,836
630,100	MaxLinear, Inc. (a)	12,230,241
2,031,065	Micro Focus International PLC – ADR	31,156,537
6,415,000	Micron Technology, Inc. (a)	241,973,800
2,267,100	Microsoft Corp.	242,148,951
3,567,354	NetApp, Inc.	280,001,615
1,639,000	Nuance Communications, Inc. (a)	28,502,210
517,750	NVIDIA Corp.	109,157,233
208,565	Perspecta, Inc.	5,107,757
1,976,900	QUALCOMM, Inc.	124,327,241
112,249	Rambus, Inc. (a)	977,689
2,300,000	Splunk, Inc. (a)	229,632,000
4,914,300	Stratasys Ltd. (a) (b)	93,666,558
80,000	Teradyne, Inc.	2,756,000
1,621,395	Texas Instruments, Inc.	150,514,098
1,093,600	Trimble, Inc. (a)	40,878,768

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2018 – continued

Shares		Value
Information Technology (continued)
1,225,000	Universal Display Corp.	$150,687,250
610,000	Visa, Inc. – Class A	84,088,500
410,000	VMware, Inc. – Class A (a)	57,969,900
74,900	Western Digital Corp.	3,225,943

		3,356,654,507

Materials – 0.3%
233,400	Albemarle Corp.	23,157,948
100,000	Linde PLC	16,547,000

		39,704,948

TOTAL COMMON STOCKS (Cost $8,134,979,317)		$12,535,376,754

CLOSED-END FUNDS – 0.3%
Information Technology – 0.3%
578,000	Altaba, Inc. (a)	$34,737,800

TOTAL CLOSED-END FUNDS (Cost $21,332,574)		34,737,800

SHORT-TERM INVESTMENTS – 4.4%
572,327,239	Dreyfus Treasury Securities Cash Management Fund – 2.02% (d)	$572,327,239

TOTAL SHORT-TERM INVESTMENTS (Cost $572,327,239)		572,327,239

TOTAL INVESTMENTS IN SECURITIES (Cost $8,728,639,130) – 100.0%		13,142,441,793
Other Assets in Excess of Liabilities – 0.0%		2,495,185

TOTAL NET ASSETS – 100.0%		$13,144,936,978

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
HKD	Hong Kong Dollars
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company
(c)	Restricted security
(d)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2018

Shares		Value
COMMON STOCKS – 94.6%
Communication Services – 6.5%
86,970	Alphabet, Inc. – Class A (a)	$94,847,743
87,336	Alphabet, Inc. – Class C (a)	94,040,785
5,759,160	comScore, Inc. (a) (b)	91,858,602
10,282,100	DHX Media Ltd. – CAD	19,213,769
125,000	Electronic Arts, Inc. (a)	11,372,500
41,600	Entercom Communications Corp. – Class A	269,984
3,333,700	IMAX Corp. (a) (b)	64,540,432
1,848,186	Lions Gate Entertainment Corp. – Class A	35,411,244
2,802,500	Lions Gate Entertainment Corp. – Class B	49,856,475
7,900	Netflix, Inc. (a)	2,384,062
23,430,000	Sprint Corp. (a)	143,391,600
1,034,500	Tribune Media Co. – Class A	39,321,345
1,031,501	Tribune Publishing Co. (a)	15,565,350

		662,073,891

Consumer Discretionary – 15.0%
1,017,700	Alibaba Group Holding Ltd. – ADR (a)	144,798,356
1,900	Amazon.com, Inc. (a)	3,036,219
2,248,000	Ascena Retail Group, Inc. (a)	8,654,800
800,000	Boot Barn Holdings, Inc. (a)	19,744,000
8,100	Burlington Stores, Inc. (a)	1,389,069
86,800	Camping World Holdings, Inc. – Class A	1,488,620
1,642,900	CarMax, Inc. (a)	111,569,339
7,799,800	Chegg, Inc. (a) (b)	212,778,544
907,400	eBay, Inc. (a)	26,341,822
7,300	Five Below, Inc. (a)	830,886
265,000	Gildan Activewear, Inc.	7,926,150
96,000	Habit Restaurants, Inc. (The) – Class A (a)	1,219,200
1,320,200	iRobot Corp. (a)	116,402,034
1,400,200	Norwegian Cruise Line Holdings Ltd. (a)	61,706,814
23,200	Restaurant Brands International, Inc.	1,270,664
3,500	Roku, Inc. (a)	194,600
1,662,000	Royal Caribbean Cruises Ltd.	174,061,260
2,739,700	Shutterfly, Inc. (a) (b)	136,985,000
7,395,000	Sony Corp. – ADR	400,291,350
264,490	Tesla, Inc. (a)	89,217,767
1,599,000	Tuesday Morning Corp. (a)	4,876,950
51,700	Ulta Beauty, Inc. (a)	14,192,684

		1,538,976,128

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2018 – continued

Shares		Value
Consumer Staples – 0.1%
117,500	Calavo Growers, Inc.	$11,397,500

Energy – 0.7%
584,750	Cabot Oil & Gas Corp.	14,168,492
40,000	EOG Resources, Inc.	4,213,600
85,000	Rex Energy Corp. (a)	4,250
5,218,382	Transocean Ltd. (a)	57,454,386

		75,840,728

Financials – 4.3%
119,400	Cboe Global Markets, Inc.	13,474,290
260,871	CME Group, Inc.	47,802,002
674,203	Discover Financial Services	46,971,723
2,359,866	E*TRADE Financial Corp.	116,624,578
755,820	MarketAxess Holdings, Inc.	158,472,779
2,263,449	NMI Holdings, Inc. – Class A (a)	47,849,312
151,000	Progressive Corp. (The)	10,524,700

		441,719,384

Health Care – 30.6%
1,503,300	Abbott Laboratories	103,637,502
1,268,873	ABIOMED, Inc. (a)	432,939,468
1,653,000	Accuray, Inc. (a)	7,421,970
852,100	Adverum Biotechnologies, Inc. (a)	3,578,820
6,214,822	Alkermes PLC (a)	253,751,182
4,070,400	Arbutus Biopharma Corp. (a) (b)	17,258,496
517,000	Arena Pharmaceuticals, Inc. (a)	18,436,220
824,000	Axovant Sciences Ltd. (a)	1,540,880
332,747	BeiGene Ltd. – ADR (a)	41,906,157
1,476,800	BeiGene Ltd. – HKD (a)	12,805,795
284,500	Biogen, Inc. (a)	86,564,815
1,488,865	BioMarin Pharmaceutical, Inc. (a)	137,228,687
321,000	Boston Scientific Corp. (a)	11,600,940
10,300,000	Cerus Corp. (a) (b)	69,010,000
17,000	Charles River Laboratories International, Inc. (a)	2,070,940
530,650	Dextera Surgical, Inc. (a)	14,832
1,618,200	Eli Lilly & Co.	175,477,608
5,769,384	Epizyme, Inc. (a) (b)	46,443,541
3,067,900	Exact Sciences Corp. (a)	217,974,295
3,898,932	Fluidigm Corp. (a) (b)	28,072,310
202,000	Glaukos Corp. (a)	11,703,880
13,000	Illumina, Inc. (a)	4,044,950

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2018 – continued

Shares		Value
Health Care (continued)
325,000	ImmunoGen, Inc. (a)	$1,764,750
1,964,956	Insulet Corp. (a)	173,328,769
1,792,583	Momenta Pharmaceuticals, Inc. (a)	22,425,213
11,491,676	Nektar Therapeutics (a) (b)	444,498,028
490,000	NuVasive, Inc. (a)	27,523,300
3,843,700	OncoMed Pharmaceuticals, Inc. (a) (b)	6,303,668
990,000	OraSure Technologies, Inc. (a)	13,761,000
22,600	Penumbra, Inc. (a)	3,073,600
3,141,400	Pfenex, Inc. (a) (b)	12,471,358
3,974,388	QIAGEN N.V. (a)	144,270,284
307,600	Roche Holding AG – CHF	74,857,529
4,215,300	Seattle Genetics, Inc. (a)	236,604,789
10,590,000	Spectrum Pharmaceuticals, Inc. (a) (b)	126,021,000
5,095,582	Xencor, Inc. (a) (b)	166,727,443

		3,137,114,019

Industrials – 13.9%
1,939,500	AECOM (a)	56,517,030
774,000	Alaska Air Group, Inc.	47,539,080
9,100	Allegiant Travel Co.	1,038,674
8,215,000	American Airlines Group, Inc.	288,182,200
417,000	Axon Enterprise, Inc. (a)	25,737,240
191,000	CIRCOR International, Inc. (a)	6,209,410
41,000	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – ADR (a)	252,150
223,000	Curtiss-Wright Corp.	24,409,580
4,031,700	Delta Air Lines, Inc.	220,654,941
9,900	Fedex Corp.	2,181,366
206,300	Gibraltar Industries, Inc. (a)	7,352,532
774,200	Hawaiian Holdings, Inc.	26,795,062
35,833	Herc Holdings, Inc. (a)	1,148,806
101,417	ICF International, Inc.	7,468,348
1,203,600	Jacobs Engineering Group, Inc.	90,378,324
8,184,225	JetBlue Airways Corp. (a)	136,922,084
340,000	NCI Building Systems, Inc. (a)	4,165,000
4,050,000	NN, Inc. (b)	46,980,000
25,000	Old Dominion Freight Line, Inc.	3,260,500
403,672	Ritchie Bros. Auctioneers, Inc.	13,567,416
15,800	Ryanair Holdings PLC – ADR (a)	1,308,240
1,466,900	Southwest Airlines Co.	72,024,790

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2018 – continued

Shares		Value
Industrials (continued)
437,200	Spirit Airlines, Inc. (a)	$22,690,680
8,500	TransDigm Group, Inc. (a)	2,807,125
3,626,450	United Continental Holdings, Inc. (a)	310,097,739
189,600	WillScot Corp. (a)	2,813,664

		1,422,501,981

Information Technology – 23.4%
780,900	Adobe Systems, Inc. (a)	191,913,984
1,500	Arista Networks, Inc. (a)	345,525
1,076,600	Arlo Technologies, Inc. (a)	14,630,994
100,000	ASML Holding N.V. – ADR	17,236,000
17,600	Avaya Holdings Corp. (a)	288,992
2,525,000	Axcelis Technologies, Inc. (a) (b)	43,581,500
23,603,918	BlackBerry Ltd. (a)	218,336,241
295,000	Cray, Inc. (a)	6,693,550
1,910,300	Cree, Inc. (a)	74,157,846
370,000	Dell Technologies Inc. – Class V (a)	33,444,300
415,000	Digimarc Corp. (a)	10,428,950
43,000	DXC Technology Co.	3,131,690
2,052,700	Ellie Mae, Inc. (a) (b)	136,052,956
1,413,934	FARO Technologies, Inc. (a) (b)	71,460,224
10,321,200	Flex Ltd. (a)	81,124,632
1,132,800	FormFactor, Inc. (a)	13,865,472
17,600	GTT Communications, Inc. (a)	631,840
1,290,000	Hewlett Packard Enterprise Co.	19,672,500
535,000	HP, Inc.	12,914,900
470,250	HubSpot, Inc. (a)	63,789,412
175,000	Intuit, Inc.	36,925,000
775,000	Jabil Circuit, Inc.	19,165,750
270,000	Keysight Technologies, Inc. (a)	15,411,600
764,400	KLA-Tencor Corp.	69,973,176
687,600	Materialise NV – ADR (a)	10,142,100
2,596,900	MaxLinear, Inc. – Class A (a)	50,405,829
389,400	Micro Focus International PLC – ADR	5,973,396
6,670,000	Micron Technology, Inc. (a)	251,592,400
268,077	MINDBODY, Inc. – Class A (a)	8,535,572
2,157,467	NetApp, Inc.	169,339,585
125,000	nLIGHT, Inc. (a)	2,230,000
1,999,000	Nuance Communications, Inc. (a)	34,762,610
125,150	Nutanix, Inc. – Class A (a)	5,194,977

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2018 – continued

Shares		Value
Information Technology (continued)
294,800	NVIDIA Corp.	$62,152,684
250,000	OSI Systems, Inc. (a)	17,290,000
20,616	Perspecta, Inc.	504,886
2,756,000	PROS Holdings, Inc. (a) (b)	90,727,520
1,438,800	QUALCOMM, Inc.	90,486,132
1,243,600	Rubicon Project, Inc. (The) (a)	4,240,676
9,057,000	ServiceSource International, Inc. (a) (b)	12,045,810
2,147,200	Splunk, Inc. (a)	214,376,448
2,318,500	Stratasys Ltd. (a)	44,190,610
830,000	Trimble, Inc. (a)	31,025,400
722,200	Universal Display Corp.	88,837,822
325,000	VMware, Inc. – Class A (a)	45,951,750
14,000	Western Digital Corp.	602,980

		2,395,786,221

Materials – 0.1%
8,300	Albemarle Corp.	823,526
5,400	Ingevity Corp. (a)	491,832
2,325,000	Marrone Bio Innovations, Inc. (a)	3,487,500
200,300	Syrah Resources Ltd. – AUD (a)	226,948

		5,029,806

TOTAL COMMON STOCKS (Cost $5,913,039,975)		$9,690,439,658

PREFERRED STOCKS – 0.6%
Financials – 0.6%
4,559,200	Fannie Mae Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series S, Perpetual Maturity (a)	27,264,016
5,252,100	Freddie Mac Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series Z, Perpetual Maturity (a)	31,407,558

		58,671,574

TOTAL PREFERRED STOCKS (Cost $57,876,620)		58,671,574

CLOSED-END FUNDS – 0.1%
Information Technology – 0.1%
149,160	Altaba, Inc. (a)	$8,964,516

TOTAL CLOSED-END FUNDS (Cost $5,618,276)		8,964,516

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2018 – continued

Shares		Value
SHORT-TERM INVESTMENTS – 4.4%
454,524,044	Dreyfus Treasury Securities Cash Management Fund – 2.02% (c)	$454,524,044

TOTAL SHORT-TERM INVESTMENTS (Cost $454,524,044)		454,524,044

TOTAL INVESTMENTS IN SECURITIES (Cost $6,431,058,915) – 99.7%		10,212,599,792
Other Assets in Excess of Liabilities – 0.3%		32,728,025

TOTAL NET ASSETS – 100.0%		$10,245,327,817

ADR	American Depository Receipt
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Francs
HKD	Hong Kong Dollars
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.
(c)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2018

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost (unaffiliated)	$7,415,744,808	$8,416,725,561	$5,017,083,078

Investments, at cost (affiliated)	—	311,913,569	1,413,975,837

Investments, at value (unaffiliated)	10,164,653,165	12,804,068,217	8,388,783,360
Investments, at value (affiliated)	—	338,373,576	1,823,816,432
Receivable for investment sold	32,915,994	9,751	1,598,206
Receivable for dividends and interest	10,946,183	11,141,572	5,255,710
Receivable for fund shares sold	18,437,453	23,798,012	53,780,049
Prepaid expenses and other assets	223,747	219,130	89,886

Total assets	10,227,176,542	13,177,610,258	10,273,323,643

LIABILITIES
Payable for investments purchased	1,943,109	310,387	3,139,493
Payable for fund shares repurchased	50,774,698	9,976,227	7,127,195
Payable to the advisor (Note 6)	15,144,206	19,613,346	15,825,744
Other accrued expenses and liabilities	2,243,691	2,773,320	1,903,394

Total liabilities	70,105,704	32,673,280	27,995,826

NET ASSETS	$10,157,070,838	$13,144,936,978	$10,245,327,817

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	319,462,317	342,085,105	229,145,250

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$31.79	$38.43	$44.71

COMPONENTS OF NET ASSETS
Paid-in capital	$7,158,313,594	$8,465,983,213	$5,796,956,339
Total distributable earnings	2,998,757,244	4,678,953,765	4,448,371,478

Net assets	$10,157,070,838	$13,144,936,978	$10,245,327,817

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2018

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Dividends (unaffiliated)(1)	$162,771,832	$103,224,265	$38,801,363
Dividends (affiliated)	—	—	1,534,119
Interest income	6,626,951	9,588,918	6,529,115

Total investment income	169,398,783	112,813,183	46,864,597

Expenses
Advisory fees	55,557,315	68,732,220	58,900,157
Shareholder servicing	6,678,141	8,853,040	6,865,302
Custody	312,091	291,040	223,241
Trustee fees	118,551	118,551	118,551
Other	2,235,870	2,329,962	1,606,500

Total expenses	64,901,968	80,324,813	67,713,751

Net investment income (loss)	104,496,815	32,488,370	(20,849,154)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments (unaffiliated)	206,473,557	267,857,974	491,543,152
Investments (affiliated)	(2,059,744)	—	246,604,536
Foreign currency transactions	(18,144)	(17,022)	(25,260)
Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	64,796,631	442,861,609	80,845,176
Investments (affiliated)	10,704,574	42,942,553	(68,489,366)
Foreign currency translations	(108,069)	(84,778)	(59,386)

Net realized and unrealized gain on investments and foreign currency	279,788,805	753,560,336	750,418,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$384,285,620	$786,048,706	$729,569,698

(1)	Net of foreign taxes withheld of $2,648,046, $1,616,566, and $948,209, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$104,496,815	$85,250,094
Net realized gain (loss) on:
Investments	204,413,813	122,367,808
Foreign currency transactions	(18,144)	18,720
Change in unrealized appreciation/depreciation on:
Investments	75,501,205	1,555,631,684
Foreign currency translations	(108,069)	(8,536)

Net increase in net assets resulting from operations	384,285,620	1,763,259,770

NET DISTRIBUTIONS TO SHAREHOLDERS	(196,909,495)	(175,190,831	)(1)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,456,847,979	2,546,194,117
Proceeds from reinvestment of distributions	152,175,213	123,145,414
Cost of shares repurchased	(2,337,913,774)	(1,213,094,664)

Net increase from capital share transactions	1,271,109,418	1,456,244,867

Total increase in net assets	1,458,485,543	3,044,313,806

NET ASSETS
Beginning of year	8,698,585,295	5,654,271,489

End of year	$10,157,070,838	$8,698,585,295	(2)

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	280,436,108	227,626,425

Shares sold	105,750,521	91,501,127
Shares issued on reinvestment of distributions	4,748,056	4,718,215
Shares repurchased	(71,472,368)	(43,409,659)

Increase in capital shares	39,026,209	52,809,683

Shares outstanding, end of year	319,462,317	280,436,108

(1)	Includes net investment income distribution of $70,477,502 and net realized gain distribution of $104,713,329.
(2)	Includes accumulated undistributed net investment income of $70,575,882.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$32,488,370	$32,547,966
Net realized gain (loss) on:
Investments	267,857,974	148,020,080
Foreign currency transactions	(17,022)	18,294
Change in unrealized appreciation/depreciation on:
Investments	485,804,162	2,063,079,096
Foreign currency translations	(84,778)	(21,121)

Net increase in net assets resulting from operations	786,048,706	2,243,644,315

NET DISTRIBUTIONS TO SHAREHOLDERS	(160,292,332)	(239,259,296	)(1)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,654,487,440	2,756,401,466
Proceeds from reinvestment of distributions	154,711,162	231,748,942
Cost of shares repurchased	(1,991,511,906)	(1,895,506,240)

Net increase from capital share transactions	2,817,686,696	1,092,644,168

Total increase in net assets	3,443,443,070	3,097,029,187

NET ASSETS
Beginning of year	9,701,493,908	6,604,464,721

End of year	$13,144,936,978	$9,701,493,908	(2)

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	272,228,484	236,736,118

Shares sold	115,258,917	87,030,442
Shares issued on reinvestment of distributions	4,125,631	7,947,494
Shares repurchased	(49,527,927)	(59,485,570)

Increase in capital shares	69,856,621	35,492,366

Shares outstanding, end of year	342,085,105	272,228,484

(1)	Includes net investment income distribution of $32,875,526 and net realized gain on investments $206,383,770.
(2)	Includes accumulated undistributed net investment income of $25,819,560.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(20,849,154)	$(5,715,831)
Net realized gain (loss) on:
Investments	738,147,688	93,877,627
Foreign currency transactions	(25,260)	52,988
Change in unrealized appreciation/depreciation on:
Investments	12,355,810	2,093,843,292
Foreign currency translations	(59,386)	(15,294)

Net increase in net assets resulting from operations	729,569,698	2,182,042,782

NET DISTRIBUTIONS TO SHAREHOLDERS	(81,924,081)	(554,428,603	)(1)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,035,610,194	1,098,827,318
Proceeds from reinvestment of distributions	77,951,618	527,670,101
Cost of shares repurchased	(1,395,356,499)	(1,096,038,243)

Net increase from capital share transactions	718,205,313	530,459,176

Total increase in net assets	1,365,850,930	2,158,073,355

NET ASSETS
Beginning of year	8,879,476,887	6,721,403,532

End of year	$10,245,327,817	$8,879,476,887	(2)

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	214,433,583	198,997,068

Shares sold	42,031,699	29,829,897
Shares issued on reinvestment of distributions	1,750,935	15,483,278
Shares repurchased	(29,070,967)	(29,876,660)

Increase in capital shares	14,711,667	15,436,515

Shares outstanding, end of year	229,145,250	214,433,583

(1)	Includes net realized gain distribution of $554,428,603.
(2)	Includes accumulated undistributed net investment income of $85,734.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014

Net asset value, beginning of the year	$31.02	$24.84	$24.45	$23.59	$20.56

Income from investment operations:
Net investment income	0.33	0.33	0.29	0.31	0.25
Net realized and unrealized gain on investments and foreign currency	1.13	6.61	0.55	1.21	3.09

Total from investment operations	1.46	6.94	0.84	1.52	3.34

Less:
Dividends from net investment income	(0.30)	(0.31)	(0.24)	(0.31)	(0.24)
Distributions from net realized gain	(0.39)	(0.45)	(0.21)	(0.35)	(0.07)

Total distributions	(0.69)	(0.76)	(0.45)	(0.66)	(0.31)

Net asset value, end of year	$31.79	$31.02	$24.84	$24.45	$23.59

Total return	4.70%	28.51%	3.52%	6.64%	16.45%

Ratios/supplemental data:
Net assets, end of year (millions)	$10,157.1	$8,698.6	$5,654.3	$5,126.0	$3,532.5

Ratio of expenses to average net assets	0.64%	0.65%	0.67%	0.65%	0.62%

Ratio of net investment income to average net assets	1.04%	1.18%	1.22%	1.38%	1.34%

Portfolio turnover rate	5%	6%	8%	7%	8%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014

Net asset value, beginning of the year	$35.64	$27.90	$27.09	$26.14	$23.09

Income from investment operations:
Net investment income	0.10	0.12	0.12	0.14	0.13
Net realized and unrealized gain on investments and foreign currency	3.26	8.62	1.04	1.62	3.45

Total from investment operations	3.36	8.74	1.16	1.76	3.58

Less:
Dividend from investment income	(0.11)	(0.14)	(0.10)	(0.16)	(0.08)
Distributions from net realized gain	(0.46)	(0.86)	(0.25)	(0.65)	(0.45)

Total distributions	(0.57)	(1.00)	(0.35)	(0.81)	(0.53)

Net asset value, end of year	$38.43	$35.64	$27.90	$27.09	$26.14

Total return	9.48%	32.12%	4.31%	6.96%	15.82%

Ratios/supplemental data:
Net assets, end of year (millions)	$13,144.9	$9,701.5	$6,604.5	$6,254.6	$4,696.2

Ratio of expenses to average net assets	0.64%	0.66%	0.65%	0.64%	0.63%

Ratio of net investment income to average net assets	0.26%	0.39%	0.47%	0.53%	0.54%

Portfolio turnover rate	4%	5%	9%	5%	10%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016		Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014

Net asset value, beginning of the year	$41.41	$33.78	$33.27		$33.21	$28.71

Income from investment operations:
Net investment income (loss)	0.00 (1)	(0.03)	(0.05)		0.06	(0.03)
Net realized and unrealized gain on investments and foreign currency	3.68	10.44	2.59		1.54	5.04

Total from investment operations	3.68	10.41	2.54		1.60	5.01

Less:
Dividends from investment income	—	—	(0.00	)(1)	(0.06)	—
Distributions from net realized gain	(0.38)	(2.78)	(2.03)		(1.48)	(0.51)

Total distributions	(0.38)	(2.78)	(2.03)		(1.54)	(0.51)

Net asset value, end of year	$44.71	$41.41	$33.78		$33.27	$33.21

Total return	8.90%	32.59%	7.90%		5.13%	17.71%

Ratios/supplemental data:
Net assets, end of year (millions)	$10,245.3	$8,879.5	$6,721.4		$6,502.8	$5,962.5

Ratio of expenses to average net assets	0.63%	0.64%	0.63%		0.62%	0.62%

Ratio of net investment income (loss) to average net assets	(0.19%)	(0.07%)	(0.16%)		0.17%	(0.09%)

Portfolio turnover rate	12%	9%	15%		15%	13%

(1)	Less than one cent per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2018

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting. The PRIMECAP Odyssey Aggressive Growth Fund is closed to most new investors.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of outstanding shares of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses may arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

expense in the Statement of Operations. During the year ended October 31, 2018, the Funds did not incur any interest or penalties. As of October 31, 2018, open tax years include the tax years ended October 31, 2015 through October 31, 2018. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates, and such differences could be material.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

I.	Recent Accounting Pronouncements

In August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures is November 5, 2018. Management has adopted these amendments on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments on the Funds’ financial statements.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2018 were as follows:

Fund	Purchases	Sales
Stock Fund	$1,915,372,278	$486,785,758
Growth Fund	$2,877,231,934	$451,294,481
Aggressive Growth Fund	$1,509,229,442	$1,199,212,652

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the significant assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –

Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2018. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Stock Fund	Common Stock(1)	$9,835,168,709	$—	$—	$9,835,168,709
	Closed-End Funds(2)	131,619,000	—	—	131,619,000
	Short-Term Investments	197,865,456	—	—	197,865,456

	Total Investments in Securities	$10,164,653,165	$—	$—	$10,164,653,165

Growth Fund	Common Stock(1)	$12,535,376,754	$—	$—	$12,535,376,754
	Closed-End Funds(2)	34,737,800	—	—	34,737,800
	Short-Term Investments	572,327,239	—	—	572,327,239

	Total Investments in Securities	$13,142,441,793	$—	$—	$13,142,441,793

Aggressive	Common Stock(1)	$9,690,439,658	$—	$—	$9,690,439,658
Growth Fund	Preferred Stock(3)	58,671,574	—	—	58,671,574
	Closed-End Funds(2)	8,964,516	—	—	8,964,516
	Short-Term Investments	454,524,044	—	—	454,524,044

	Total Investments in Securities	$10,212,599,792	$—	$—	$10,212,599,792

(1)	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.
(2)	Information Technology
(3)	Financials

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Dyax Corp. Contingent Value Rights
	Growth Fund	Aggressive Growth Fund
Balance at October 31, 2017	$90,000	$22,919,160
Purchase (Received)	—	—
Disposition	(120,000)	(30,558,880)
Realized Gain (Loss)	98,809	29,883,718
Change in unrealized appreciation	(68,809)	(22,243,998)
Transfer into (Transfer out of) Level 3	—	—

Balance at October 31, 2018	$—	$—

The Growth and Aggressive Growth Funds received Dyax Corp. Contingent Value Rights (“Dyax CVR”) when Dyax Corp. was acquired by Shire PLC in January 2016. Holders of Dyax CVR were entitled to receive $4 per right upon approval of lanadelumab by the U.S. Food and Drug Administration (the “USFDA”). During the year ended October 31, 2018, lanadelumab was approved by USFDA, and the Growth and Aggressive Growth Funds each received $4 per Dyax CVR held.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2018, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes(1)	$7,418,834,436	$8,735,333,836	$6,440,095,472

Gross tax unrealized appreciation	3,346,383,377	5,065,362,938	4,546,740,471
Gross tax unrealized depreciation	(600,761,747)	(658,486,127)	(774,401,922)

Net tax unrealized appreciation	2,745,621,630	4,406,876,811	3,772,338,549

Undistributed ordinary income	101,610,048	39,157,416	4,904,591
Undistributed long-term capital gain	151,525,566	232,919,538	671,128,338

Total distributable earnings	253,135,614	272,076,954	676,032,929

Other accumulated gain (loss)	—	—	—

Total accumulated gain	$2,998,757,244	$4,678,953,765	$4,448,371,478

(1)	At October 31, 2018 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2018, the following reclassifications were made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Loss	Paid In Capital
Stock Fund	$477,720	$(40,072,972)	$39,595,252
Growth Fund	$(17,022)	$(22,880,148)	$22,897,170
Aggressive Growth Fund	$20,849,154	$(61,638,062)	$40,788,908

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $39,595,252, $22,897,170, and $40,788,908, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

Tax components of dividends paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	October 31, 2018		October 31, 2017
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$95,637,597	$101,271,898	$88,206,646	$86,984,185
Growth Fund	$33,749,309	$126,543,023	$78,879,108	$160,380,188
Aggressive Growth Fund	$3,605,900	$78,318,181	$1,220,270	$553,208,333

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2018.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2018, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds’ custodian.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. With respect to each such investment, refer to each Fund’s respective Schedule of Investments for the information on the sector, the number of shares held, and the percentages of net assets held in each sector. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Stock Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2017	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2018
tronc, Inc.(1)	$26,858,431	$—	$7,747,992	$—	$(2,059,744)	$10,704,574	N/A

Total	$26,858,431	$—	$7,747,992	$—	$(2,059,744)	$10,704,574	$—

(1)	No longer an affiliate as of October 31, 2018.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

PRIMECAP Odyssey Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2017	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2018
iRobot Corp.(1)	N/A	$184,879,082	$—	$—	$—	$59,827,936	$244,707,018
Stratasys Ltd.	$107,629,836	2,922,105	—	—	—	(16,885,383)	93,666,558

Total	$107,629,836	$187,801,187	$—	$—	$—	$42,942,553	$338,373,576

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2017	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2018
Abaxis, Inc.(2)	$100,008,920	$—	$29,607,486	$1,025,590	$88,391,249	$(16,839,112)	N/A
Arbutus Biopharma Corp.	22,602,260	709,666	—	—	—	(6,053,430)	$ 17,258,496
Axcelis Technologies, Inc.	95,064,550	297,575	10,531,617	—	6,844,848	(48,093,856)	43,581,500
Cerus Corp	22,386,000	10,575,000	—	—	—	36,049,000	69,010,000
Chegg, Inc.	127,562,429	515,276	7,053,739	—	3,350,261	88,404,317	212,778,544
comScore, Inc.	153,626,189	13,381,916	—	—	—	(75,149,503)	91,858,602
Ellie Mae, Inc.	223,621,007	—	41,586,349	—	28,910,677	(74,892,379)	136,052,956
Epizyme, Inc.	72,920,283	24,413,280	—	—	—	(50,890,022)	46,443,541
FARO Technologies, Inc.	80,721,080	—	8,809,298	—	2,717,285	(3,168,843)	71,460,224
Flex Pharma, Inc.(2)	3,730,292	258,795	893,266	—	(9,755,789)	6,659,968	N/A
Fluidigm Corp.	22,330,186	311,629	—	—	—	5,430,495	28,072,310
IMAX Corp.	80,842,225	—	—	—	—	(16,301,793)	64,540,432
Marrone Bio Innovations, Inc.(2)	2,324,767	—	—	—	—	1,162,733	N/A
Nektar Therapeutics	324,705,015	14,302	157,172,847	—	123,922,361	153,029,197	444,498,028
NN, Inc.	42,847,500	46,118,719	—	508,529	—	(41,986,219)	46,980,000
OncoMed Pharmaceuticals, Inc.	15,162,069	194,214	—	—	—	(9,052,615)	6,303,668
Pfenex, Inc.	7,258,836	4,581,360	—	—	—	631,162	12,471,358
PROS Holdings, Inc.(1)	N/A	87,031,160	—	—	—	3,696,360	90,727,520
ServiceSource International, Inc.	30,700,560	740,835	—	—	—	(19,395,585)	12,045,810

(1)	As of October 31, 2017, the company was not an affiliate.
(2)	No longer an affiliate as of October 31, 2018.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2018 – continued

		Current Period Transactions
Common Stock	Market Value at October 31, 2017	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2018
Shutterfly, Inc.	$121,797,480	$—	$8,067,422	$—	$2,223,644	$21,031,298	$136,985,000
Spectrum Pharmaceuticals, Inc.(1)	N/A	136,583,029	—	—	—	(84,100,930)	126,021,000
Xencor, Inc.	92,803,448	12,583,604	—	—	—	61,340,391	166,727,443

Total	$1,643,015,096	$338,310,360	$263,722,024	$1,534,119	$246,604,536	$(68,489,366)	$1,823,816,432

(1)	As of October 31, 2017, the company was not an affiliate.

(8) Restricted Securities

The following is a list of restricted securities that are fully or partially restricted for resale as of October 31, 2018.

	Common Stock	Cost	Value at October 31, 2018	Percentage of Net Assets
Stock Fund	Siemens Healthineers AG – EUR	$47,040,064	$56,611,741	0.56%
Growth Fund	Siemens Healthineers AG – EUR	$6,963,031	$8,379,864	0.06%

(9)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PRIMECAP Odyssey Funds and shareholders of

PRIMECAP Odyssey Stock Fund

PRIMECAP Odyssey Growth Fund and

PRIMECAP Odyssey Aggressive Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (constituting PRIMECAP Odyssey Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2018

We have served as the auditor of one or more investment companies in PRIMECAP Odyssey Funds since 2004.

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2018 through October 31, 2018.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period(1) (5/1/18 to 10/31/18)	Expense Ratio During Period(1) (5/1/18 to 10/31/18)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,010.20	$3.24	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$987.90	$3.21	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$952.70	$3.10	0.63%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,022.03	$3.21	0.63%

(1)

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 90.66%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 9.31%, 7.64%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Forms N-Q are also available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Approval of the Renewal of Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of five Trustees, four of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). In October 2018, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

General Information

As part of the annual contract review process, the Independent Trustees, through Trust counsel, requested and received extensive materials, including information related to the nature, extent, and quality of the services provided to the Funds by the Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in its category as selected by Broadridge Financial Solutions (“Broadridge”); the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), business continuity plans, and other matters.

The Trust engaged Broadridge to prepare an independent expense and performance analysis for each Fund. Broadridge used Morningstar data to compare the expenses and performance of each Fund to similar funds managed by other advisors identified by Broadridge. The Board reviewed the Broadridge materials, which included comparisons of the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar institutional and retail categories and in a smaller group of funds selected by Broadridge (each a “peer group”). The Broadridge materials also included for each Fund comparisons of advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees also noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from Trust counsel regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Independent Trustees met in a private session with Trust counsel at which no employees of the Advisor were present.

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Board member did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, which helps align his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark, the S&P 500 Index, and other funds in the Fund’s Morningstar retail category and peer group for the one-year, three-year, five-year and ten-year periods ended July 31, 2018. The Board made the following observations in reviewing the Funds’ performance:

•

The annualized total returns of the PRIMECAP Odyssey Stock Fund were above the S&P 500 Index returns and the median of funds in the Morningstar Large Cap Blend category for all time periods ended July 31, 2018.

•

The annualized total returns of the PRIMECAP Odyssey Growth Fund were above the returns of the S&P 500 Index and the median returns of the Morningstar Large Cap Growth category for all periods ended July 31, 2018.

•

The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund were above the S&P 500 Index returns and the median returns of the Morningstar Mid Cap Growth category for all time periods ended July 31, 2018.

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar retail category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s expense peer group, which was selected by Broadridge and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds). The Independent Trustees observed that the advisory fee of each Fund was below the median fees of the funds in the relevant Morningstar retail category and the Fund’s peer group. With respect to the Funds’ total expense ratios, in each case the total expense ratio of the Fund was in the lowest quartile of funds in its selected peer group. The total expense ratios for the Growth and Aggressive Growth Funds were in the lowest quartile relative to their respective Morningstar retail categories, while the Stock Fund’s total expense ratio was in the second lowest quartile of its Morningstar retail category.

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board considered that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, noting that mutual funds are subject to certain requirements under the 1940 Act that do not apply to the Advisor’s separate account clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with each Fund was reasonable. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Aggressive Growth Fund. In considering the Advisor’s profitability, the Independent Trustees recognized the importance of the profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Economies of Scale and Other Benefits to the Investment Advisor

The Board and the Independent Trustees noted that the investment advisory agreement provides for a fee breakpoint at $100 million in assets for each Fund and concluded that the Funds had benefitted from economies of scale achieved by the Advisor through the breakpoints and advisory

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

fees that are generally low relative to other actively managed funds with similar investment objectives. The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds other than investment advisory fees, including any research received by broker-dealers providing execution services to the Funds, and the intangible benefits of the Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement with respect to each Fund is fair and reasonable in light of the services being provided by the Advisor to the Fund and its shareholders, and that renewal of the investment advisory agreement with respect to each Fund was in the best interest of the Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 130 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	48
Joel P. Fried	33
Alfred W. Mordecai	21
M. Mohsin Ansari	18
James Marchetti	13

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.odysseyfunds.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 72	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Joel P. Fried Age: 56	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai Age: 50	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Michael J. Ricks Age: 40	Chief Financial Officer, Chief Administrative Officer, and Secretary	Indefinite; Since 03/11	Director of Fund Administration PRIMECAP Management Company
Karen Chen Age: 45	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Benjamin F. Hammon Age: 83	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith Age: 77	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac Age: 75	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw Age: 58	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present)	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act. The address for each interested trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Joel P. Fried(2) Age: 56	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
(2)	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

177 East Colorado Boulevard, 11th Floor

Pasadena, California 91105

•

Distributor

QUASAR DISTRIBUTORS, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

•

Custodian

U.S. BANK, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

MORGAN, LEWIS & BOCKIUS LLP

300 South Grand Avenue, Twenty-Second Floor

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$124,600	$121,000
Audit-Related Fees	$0	$0
Tax Fees	$15,915	$15,450
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PriceWaterHouse Coopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	100%	100%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$15,915	$15,450
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2006.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 21, 2018

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 21, 2018

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 21, 2018

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 21, 2018

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 21, 2018

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 21, 2018